Exhibit 32

                               ASHLAND INC.


                         CERTIFICATION PURSUANT TO
                          18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Ashland Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, James J. O'Brien, Chief Executive Officer of the Company, and
J. Marvin Quin, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)      The information  contained in the Report fairly  presents,  in all
         material  respects,   the  financial   condition  and  results  of
         operations of the Company.



/s/ James J. O'Brien
James J. O'Brien
Chief Executive Officer
August 13, 2003

/s/ J. Marvin Quin
J. Marvin Quin
Chief Financial Officer
August 13, 2003


A signed original of this written statement required by Section 906 has been provided to Ashland Inc. and will be retained by Ashland Inc. and furnished to the Securities and Exchange Commission or staff upon request.